EXHIBIT 10.40.7



                              CONSENT AND AGREEMENT
            (First Union National Bank / Horizon PCS and Bright PCS)

     This Consent and Agreement (this "Consent and Agreement") is entered into as of September 26, 2000, between SPRINT SPECTRUM L.P., a Delaware limited partnership ("Sprint Spectrum"), SPRINTCOM, INC., a Kansas corporation ("SprintCom"), SPRINT COMMUNICATIONS COMPANY, L.P., a Delaware limited partnership  ("Sprint  Communications"),  WIRELESSCO,  L.P., a Delaware  limited partnership ("WirelessCo" and together with Sprint Spectrum, SprintCom and Sprint Communications, the "Sprint Parties"), and FIRST UNION NATIONAL BANK, a national banking association, as administrative agent (together with any successors thereof in accordance with the Credit Agreement hereinafter described, the "Administrative Agent") for the lenders under that certain Credit Agreement among HORIZON PERSONAL COMMUNICATIONS, INC., an Ohio corporation ("Horizon"), BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC, an Ohio limited liability company ("Bright") (each individually an "Affiliate" and collectively, the "Affiliates"), Horizon PCS, Inc. ("Horizon PCS") and certain subsidiaries of Horizon PCS, as guarantors (each subsidiary as existing or existing in the future, a "Guarantor"), the Administrative Agent and the lenders from time to time party thereto (the "Lenders"). This Consent and Agreement shall be effective, and the Horizon Consent and Agreement dated June 1, 2000 and the Bright Consent and Agreement dated April 28, 2000 shall be terminated and of no further force or effect, upon the payment in full of all amounts outstanding under the indebtedness referenced by the June 1, 2000 Consent and Agreement and the April 28, 2000 Consent and Agreement.

     Each Affiliate has entered into a Sprint PCS Management Agreement, dated and effective as of June 8, 1998 for Horizon, and dated and effective as of October 13, 1999 for Bright (as each may be amended, modified, or supplemented from time to time, the "Management Agreement") with WirelessCo, Sprint Spectrum and SprintCom providing for the design, construction and management of the Service Area Network (as therein defined). Each Affiliate has also entered into the Sprint PCS Services Agreement (as it may be amended, modified, or supplemented from time to time, the "Services Agreement") and the Sprint Trademark and Service Mark License Agreement and the Sprint Spectrum Trademark and Service Mark License Agreement (together, as they may be amended, modified, or supplemented from time to time, the "License Agreements") (the Management Agreement, the Services Agreement and the License Agreements and all other agreements between each Affiliate or its subsidiaries, on the one hand and the Sprint Parties or any subsidiary of Sprint Corporation on the other hand whether entered into prior to, on, or after the date hereof that relate to the Service Area Network as they may be amended, modified, or supplemented from time to time, collectively, the "Sprint Agreements").

     Affiliates have entered into or concurrently herewith are entering into with the Administrative Agent and the Lenders, that certain Credit Agreement providing for the extension of credit in the amount of $225,000,000 (which may be increased to $275,000,000), dated as of September 26, 2000 (as may be amended, supplemented, restated, replaced or otherwise modified from time to time, the "Credit Agreement"), to provide financing for a portion of the costs of the design and construction of the Service Area Network and for certain other purposes. The Credit Agreement and each note, security agreement, pledge agreement, guaranty and any and all other agreements, documents or instruments entered into in connection with any of the foregoing, as the same may from time to time be amended, supplemented, restated, replaced or otherwise modified from time to time, shall collectively be referred to as the "Credit Documents."

     As a condition to the availability of credit to Affiliate under the Credit Agreement, the Administrative Agent and the Lenders have required the execution and delivery of this Consent and Agreement by the Sprint Parties and have required that Affiliates, Horizon PCS and all related parties to Affiliates, acknowledge, consent and agree to all terms and provisions of this Consent and Agreement.

     SprintCom and WirelessCo hold, directly or indirectly, certain of the Licenses for the Service Areas managed by Affiliates as contemplated in the Management Agreement. As used in this Consent and Agreement, the term "Sprint PCS" shall refer in each particular instance or application to SprintCom and/or WirelessCo, based on which of the two entities owns the License in that portion of the Service Area to which the subject of the instance or application applies.

     All capitalized terms in this Consent and Agreement shall have the same meanings ascribed to them in the Management Agreement unless otherwise provided in this Consent and Agreement; provided, that the terms "Commitments",
"Default", "Event of Default", "Credit Documents", and "Credit Party Obligations" shall have the meanings ascribed to them in the Credit Agreement.

     Accordingly, each Sprint Party and the Administrative Agent, on behalf of itself and for the Lenders, hereby agrees as follows:

     SECTION 1. Consent to Security Interest. In connection with the transactions contemplated by the Credit Agreement and the other Credit Documents, (a) Each Affiliate has granted or will grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and lien upon substantially all of its assets and property, tangible and intangible, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and accessions thereto, including but not limited to the Operating Assets, (b) Horizon PCS has granted or will grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and pledge of all stock, membership interests or other equity interests in Horizon and Bright, and each of Horizon and Bright has granted or will grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and pledge of all stock or other equity interests it holds in each existing and future direct and indirect subsidiaries of each Affiliate (the "Pledged Equity"), and (c) Each Affiliate has granted or will grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and lien upon the rights of each Affiliate in, to and under the Sprint Agreements. The foregoing security interests, liens and pledges are referred to collectively as the "Security Interests" and the foregoing assets and property in which the Administrative Agent, for the benefit of the Lenders, has been or will be granted a first priority security interest in and lien are referred to collectively as the "Collateral". In addition to the foregoing, Horizon PCS and each of the existing arid future direct and indirect subsidiaries of Horizon PCS has granted or will grant to the Administrative


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Agent, for the benefit of the Lenders, a first priority security interest in and lien upon substantially all of its assets and property, tangible and intangible, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and accessions thereto, which security interests and liens are referred to collectively as the "Additional Security Interests" and which assets and property are referred to collectively as the "Additional Collateral." Each Sprint Party (i) acknowledges notice of the Credit Agreement and the other Credit Documents, (ii) consents to the granting of the Security Interests in the Collateral and of the Additional Security Interests in the Additional Collateral to the Administrative Agent, for the benefit of the Lenders and the filing of any UCC financing statements or any other filing deemed necessary by the Administrative Agent to perfect such Security Interests and Additional Security Interests, and (iii) agrees that (a) neither it nor any subsidiary of Sprint Corporation will challenge or contest that the Security Interests and the Additional Security Interests are valid, enforceable and duly perfected first priority security interests and liens in and to the Collateral and the Additional Collateral, (b) neither it nor any subsidiary of Sprint Corporation will argue that any such Security Interest or Additional Security Interest is subject to avoidance, limitation or subordination under any legal or equitable theory or cause of action, and (c) so long as the Management Agreement is in effect, it will not sell, transfer or assign all or part of the Licenses that Each Affiliate has the right to use; provided, however, that notwithstanding the foregoing, a Sprint Party may at any time sell, transfer or assign all or part of the Licenses that Each Affiliate has have the right to use in accordance with a transaction allowed under Section 17.15.5 of the Management Agreement, so long as the buyer, transferee or assignee, as the case may be, agrees to be bound by the terms of this Consent and Agreement as such terms relate to such Licenses.

     Each Sprint Party  acknowledges  and agrees that (i)  Sections  17.15.1 and
17.15.2 of the Management Agreement do not apply to the assignment of Affiliates' rights under the Sprint Agreements to the Administrative Agent or the Lenders under the Credit Documents or in connection with a transaction permitted pursuant to this Consent and Agreement to any other Person pursuant to the Credit Documents or to any other assignment in connection with any transaction permitted pursuant to this Consent and Agreement and (ii) Section
17.15.3 of the Management Agreement shall not apply to any Change of Control of Affiliates in connection with the exercise by the Administrative Agent of any of its rights or remedies under the Credit Documents, including without limitation in connection with the sale of the partnership, membership or shareholder interests of Affiliates to any Person or to any other Change of Control of Affiliates; provided, however. Section 17.15.3 of the Management Agreement shall apply to any such transaction if such transaction is not with the Administrative Agent or the Lenders or is not a transaction permitted pursuant to this Consent and Agreement. It is understood that any assignment described in this Section 1 to the Administrative Agent or the Lenders is hereby consented to by the Sprint Parties; provided, that any subsequent assignment by the Administrative Agent or the Lenders shall be in accordance with the terms of this Consent and Agreement.

     SECTION 2. Payments. Upon receipt of the Administrative Agent's written instructions, each Sprint Party agrees to make all payments (if any) to be made by it under the Sprint Agreements, subject to its rights of setoff or recoupment with respect to such payments as permitted under Section 10.6 of the Management Agreement, to each Affiliate directly to the Administrative Agent, or otherwise



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as the Administrative Agent shall direct;  provided, that during the period that such Sprint Party is making such payments directly to the Administrative Agent or its designee pursuant to this Section 2, such Sprint Party's setoff and recoupment rights under such Section 10.6 shall not be limited to undisputed amounts. The Administrative Agent hereby agrees that the Administrative Agent will not give any such written instructions for it to receive such payments directly from a Sprint Party unless an Event of Default has occurred under the Credit Agreement and is continuing. Such written instructions to make payments directly to the Administrative Agent shall be effective only so long as an Event of Default is continuing, and the Administrative Agent will revoke such instructions promptly following the cure of such Event of Default. Any payments made by any Sprint Party directly to, or at the direction of, the Administrative Agent shall fully satisfy any obligation of such Sprint Party to make payments to each Affiliate under the Sprint Agreements to the extent of such payments.

     SECTION 3. Notice and Effect of Event of Default, Management Agreement Breach and Event of Termination. The Administrative Agent agrees to provide to Sprint Spectrum a copy of any written notice that the Administrative Agent sends to each Affiliate, promptly after sending such notice, that a Default or an Event of Default has occurred and is continuing, and Sprint Spectrum agrees to provide to the Administrative Agent a copy of any written notice that Sprint Spectrum sends to each Affiliate, promptly after sending such notice, that an Event of Termination or an event that if not cured, or if notice is provided, will constitute an Event of Termination (each of an Event of Termination and an event that if not cured would constitute an Event of Termination, a "Management Agreement Breach") has occurred. Sprint Spectrum acknowledges that the Administrative Agent has informed it that an Event of Termination constitutes an Event of Default under the Credit Documents, and Sprint Spectrum further acknowledges that the Management Agreement does not prohibit either Affiliate from curing such an Event of Default.

     SECTION  4.  Event  of  Default  without  a  Management  Agreement  Breach.

          (a) Affiliates Remain as Manager or Interim Manager Appointed. Upon and during the continuation of an Event of Default when no Management Agreement Breach as to which Sprint Spectrum has given the Administrative Agent notice exists on the original date of occurrence of such Event of Default, the Administrative Agent may, by prior written notice to Sprint Spectrum, (i) allow either Affiliate to continue to act as the Manager under the Sprint Agreements,
(ii) appoint Sprint Spectrum to act as "Interim Manager" under the Sprint Agreements, or (iii) appoint a Person other than Sprint Spectrum to act as Interim Manager under the Sprint Agreements. If the Administrative Agent initially allows either Affiliate to continue to act as the Manager under the Sprint Agreements, the Administrative Agent may later, during a continuation of an Event of Default, remove the Affiliate as Manager and take the action described above in clauses (ii) and (iii). The date on which a Person begins serving as Interim Manager shall be the "Commencement Date."

          (b) Sprint Spectrum or Sprint Spectrum Designee as Interim Manager. If the Administrative Agent appoints Sprint Spectrum as Interim Manager, within 14 days after its appointment Sprint Spectrum shall accept the position or designate another Person (a "Sprint Spectrum Designee") to act as Interim



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

Manager under the Sprint Agreements. The Administrative Agent shall accept Sprint Spectrum and any Sprint Spectrum Designee that is then acting as an Other Manager (other than Affiliates) to act as Interim Manager under the Sprint Agreements. Any Sprint Spectrum Designee that is not an Other Manager must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld. If, within 30 days after the Administrative Agent gives Sprint Spectrum notice of its appointment as Interim Manager, Sprint Spectrum or a Sprint Spectrum Designee does not agree to act as Interim Manager, then the Administrative Agent shall have the right to appoint an Administrative Agent Designee (as defined in Section 4(c)) as Interim Manager in accordance with
Section 4(c). At the discretion of the Administrative Agent, Sprint Spectrum or the Sprint Spectrum Designee shall serve as Interim Manager for up to six months from the Commencement Date.

          Upon the expiration of its initial 6-month period as Interim Manager under the Sprint Agreements, Sprint Spectrum or the Sprint Spectrum Designee will agree, at the written request of the Administrative Agent, to serve as Interim Manager for up to 6 months from such expiration date until the Administrative Agent gives Sprint Spectrum or the Sprint Spectrum Designee at least 30 days' written notice of its desire to terminate the relationship; provided, that the extended period will be for 12 months rather than six months (for a complete term of 18 months) in the event, as of the date of the initial appointment, the aggregate number of pops that each Affiliate and all Other Managers have the right to serve under their respective management agreements with the Sprint Parties is less than 40 million (such 6 or 12 month period, the "Extension Period").

          Upon the termination or expiration of the term of Sprint Spectrum or the Sprint Spectrum Designee as Interim Manager, the Administrative Agent shall have the right to appoint a successor Interim Manager in accordance with Section 4(c).

          (c) Administrative Agent Designee as Interim Manager. If the Administrative Agent elects to appoint a Person other than Sprint Spectrum to act as Interim Manager under the Sprint Agreements (an "Administrative Agent Designee") as permitted under Sections 4(a)(iii and 4(b), such Administrative Agent Designee must (i) agree to serve as Interim Manager for six months unless terminated earlier by Sprint Spectrum because of a material breach by the Administrative Agent Designee of the terms of the Sprint Agreements that is not timely cured by the Administrative Agent Designee or by the Administrative Agent in its discretion, (ii) meet the applicable "Successor Manager Requirements" set forth below in Section 13, and (iii) agree to comply with the terms of the Sprint Agreements but will not be required to assume the existing liabilities of each Affiliate. In the case of a proposed Administrative Agent Designee, Sprint Spectrum shall provide to the Administrative Agent, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint Spectrum to enable Sprint Spectrum to determine if a proposed Administrative Agent Designee satisfies the Successor Manager Requirements. Sprint Spectrum agrees to inform the Administrative Agent within 20 days after it receives such information respecting such proposed Administrative Agent Designee from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint Spectrum does not so inform the Administrative Agent within such 20-day period, then Sprint Spectrum shall be deemed to agree, for all purposes of this Consent and



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

Agreement, that such proposed designee satisfies the Successor Manager Requirements. A Person that satisfies the Successor Manager Requirements (or is deemed to satisfy such requirements) qualifies under the Management Agreement to become a Successor Manager, unless the Administrative Agent Designee materially breaches the terms of a Sprint Agreement while acting as Interim Manager or no longer meets the Successor Manager Requirements. The Administrative Agent Designee may continue to serve as Interim Manager after the initial six-month period at the Administrative Agent's discretion, so long as the Administrative Agent Designee continues to satisfy the Successor Manager Requirements and it does not materially breach the terms of the Sprint Agreements. If the Administrative Agent Designee, materially breaches any Sprint Agreement while acting as Interim Manager, then Sprint Spectrum and the Administrative Agent have the rights set forth in Section 5; provided, that Sprint Spectrum may not allow either Affiliate to act as the Manager of the Sprint Agreements without the Administrative Agent's consent.

     SECTION 5.  Event of Default  Created  by a  Management  Agreement  Breach.

          (a) Affiliates Remain as Manager or Interim Manager Appointed. Upon an Event of Default created by a Management Agreement Breach (so long as at such time an Event of Default not created by a Management Agreement Breach as to which the Administrative Agent has given Sprint Spectrum notice is not in existence), Sprint Spectrum may by prior written notice to the Administrative Agent (i) allow either Affiliate to continue to act as the Manager under the Sprint Agreements if approved by the Administrative Agent, (ii) act as Interim Manager under the Sprint Agreements, or (iii) appoint a Sprint Spectrum Designee to act as Interim Manager under the Sprint Agreements as provided in paragraph
(b) below. If Sprint Spectrum initially allows either Affiliate to continue to act as the Manager under the Sprint Agreements, Sprint Spectrum may later remove either Affiliate as Manager and take the action described above in clauses (ii) and (iii). The Administrative Agent shall have no right to appoint an Interim Manager when an Event of Default is caused by a Management Agreement Breach (unless an Event of Default not created by a Management Agreement Breach is in existence), unless Sprint Spectrum elects not to act as Interim Manager or elects not to appoint a Sprint Spectrum Designee.

          (b) Sprint Spectrum or Sprint Spectrum Designee as Interim Manager. If Sprint Spectrum acts as Interim Manager or designates a Sprint Spectrum Designee to act as Interim Manager under the Sprint Agreements, the Interim Manager shall serve as Interim Manager for up to six months from the Commencement Date, at the discretion of Sprint Spectrum. The Administrative Agent shall accept Sprint Spectrum and any Sprint Spectrum Designee that is then acting as an Other Manager (other than Affiliates) to act as Interim Manager under the Sprint Agreements. Any Sprint Spectrum Designee that is not then acting as an Other Manager must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld.

          Upon the expiration of its initial six-month period as Interim Manager under the Sprint Agreements, Sprint Spectrum or the Sprint Spectrum Designee will agree to serve as Interim Manager for the Extension Period until the Administrative Agent gives Sprint Spectrum or the Sprint Spectrum Designee at



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least 30 days' written notice of its desire to terminate the relationship.

          Upon the termination or expiration of the term of Sprint Spectrum or the Sprint Spectrum Designee as Interim Manager and with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), Sprint Spectrum shall have the right to appoint a successor Interim Manager in accordance with Section 5(a).

          (c) Administrative Agent Designnee as Interim Manager. Notwithstanding anything in paragraph (a) above to the contrary, if, after Acceleration (as defined in Section 6(a) of this Consent and Agreement) and within 30 days after Sprint Spectrum gives the Administrative Agent notice of a Management Agreement Breach, Sprint Spectrum does not agree to act as Interim Manager or does not obtain the consent of a Sprint Spectrum Designee to act as Interim Manager under the Sprint Agreements, or if Sprint Spectrum or the Sprint Spectrum Designee gives the Administrative Agent notice of its resignation as Interim Manager and Sprint Spectrum fails to appoint a successor in accordance with Section 5(b) within 30 days after such resignation, the Administrative Agent may appoint an Administrative Agent Designee to act as Interim Manager. Such Administrative Agent Designee must (i) agree to serve as Interim Manager for six months unless terminated earlier by Sprint Spectrum because of a material breach by the Administrative Agent Designee of the terms of the Sprint Agreements or by the Administrative Agent in its discretion, (ii) meet the applicable Successor Manager Requirements, and (iii) agree to comply with the terms of the Sprint Agreements. In the case of a proposed Administrative Agent Designee, Sprint Spectrum shall provide to the Administrative Agent, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint Spectrum to enable Sprint Spectrum to determine if a proposed Administrative Agent Designee satisfies the Successor Manager Requirements. Sprint Spectrum agrees to inform the Administrative Agent within 20 days after it receives such information respecting such proposed Administrative Agent Designee from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint Spectrum does not so inform the Administrative Agent within such 20-day period, then Sprint Spectrum shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. A Person that satisfies the Successor Manager Requirements qualifies under the Management Agreement to become a Successor Manager, unless the Administrative Agent Designee materially breaches the terms of a Sprint Agreement while acting as Interim Manager or no longer meets the Successor Manager Requirements. The Administrative Agent Designee may continue to serve as Interim Manager after the initial six-month period at the Administrative Agent's discretion, so long as the Administrative Agent Designee continues to satisfy the Successor Manager Requirements and it does not materially breach the terms of the Sprint Agreements. If the Administrative Agent Designee materially breaches any Sprint Agreement while acting as Interim Manager, then Sprint Spectrum and the Administrative Agent have the rights set forth in Section 5; provided, that Sprint Spectrum may not allow either Affiliate to act as the Manager of the Sprint Agreements without the Administrative Agent's consent.



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     SECTION 6. Purchase and Sale of the Operating  Assets.  Upon the occurrence and during the continuation of an Event of Default, the following provisions shall govern the purchase and sale of the Operating Assets:

          (a) Acceleration of the Credit Party Obligations Under the Credit Documents. In the event the Lenders accelerate the maturity of the Credit Party Obligations under the Credit Documents (an "Acceleration" and, the date thereof, an "Acceleration Date"), the Administrative Agent shall give written notice thereof to Sprint Spectrum. Upon receipt of notice of Acceleration, Sprint Spectrum shall have the right, to which right Affiliates and Horizon PCS, by acknowledging this Consent and Agreement, expressly agree, to purchase the Operating Assets from Affiliate for an amount equal to the greater of (i) 72% of the Entire Business Value (as defined in the Management Agreement), of Affiliate valued in accordance with the procedure set forth in Section 11.7 of the Management Agreement (with the assumption that the deemed ownership of the Disaggregated License under Section 11.7.3 of the Management Agreement includes the transfer of the Sprint Party customers as contemplated by Section 11.4 of the Management Agreement), and (ii) the aggregate amount of the Credit Party Obligations. Sprint Spectrum shall, within 60 days of receipt of notice of Acceleration, give Affiliate and the Administrative Agent notice of its intent to exercise the purchase right. In the event Sprint Spectrum gives the Administrative Agent written notice of its intent to purchase the Operating Assets, the Administrative Agent agrees that it shall not enforce its Security Interests in the Collateral until the earlier to occur of (i) expiration of the period consisting of 120 days after the Acceleration Date (or such later date that shall be provided for in the purchase agreement and acceptable to the Administrative Agent in its discretion to close the purchase of the Operating Assets) or (ii) receipt by the Administrative Agent and Affiliate from Sprint Spectrum of written notice that Sprint Spectrum has determined not to proceed with the closing of the purchase of the Operating Assets for any reason. If after the 120-day period after the Acceleration Date, either Affiliate receives any purchase offer for the Operating Assets or the Pledged Equity that is confirmed in writing by Affiliate to be acceptable to Affiliate, Sprint Spectrum shall have the right, subject to the consent of the Administrative Agent, to purchase the Operating Assets or the Pledged Equity, as the case may be, on terms and conditions at least as favorable to Affiliate as the terms and conditions proposed in such offer so long as within 14 Business Days after Sprint Spectrum's receipt of such other offer Sprint Spectrum offers to purchase the Operating Assets or the Pledged Equity and so long as the conditions of Sprint Spectrum's offer and the amount of time it will take Sprint Spectrum to effect such purchase is acceptable to Affiliate and Administrative Agent. Any such offer shall be confirmed in writing by the third party offeror. In the event Sprint Spectrum exercises its rights under this Section 6(a), (i) Affiliate shall sell the Operating Assets or the Pledged Equity to Sprint Spectrum, (ii) the Administrative Agent and the Lenders shall consent to such purchase and sale provided that the proceeds thereof shall be sufficient to repay the aggregate amount of the Credit Party Obligations, and (iii) Sprint Spectrum shall make all payments to be made under this Section 6(a) to the Administrative Agent for its application against the Credit Party Obligations and any additional amounts shall be paid to Affiliate or any other owner of the assets sold unless otherwise required by law or by this Consent and Agreement. The purchase right of the Sprint Parties under this Section 6(a) shall be in substitution of the purchase rights of the Sprint Parties under Section 11.6.1 of the Management Agreement. If Sprint Spectrum purchases the Operating Assets or the Pledged Equity as permitted under this Section 6(a), the Administrative

Agent and Horizon PCS will release or assign their interests in the Collateral, the and the Additional Collateral as described and to the extent set forth in
Section 6(e) upon payment in full of the aggregate amount of the Credit Party Obligations and the termination of all Commitments to advance credit under the Credit Agreement.

          (b) Sale of Operating Assets to Third Parties. If Sprint Spectrum does not purchase the Operating Assets after an Acceleration as described above in
Section 6(a), the Collateral may be sold as follows:

               (i) Sale to Successor Manager. The Collateral may be sold by the Administrative Agent (in its sole discretion) in the exercise of certain of its rights and remedies as a secured party under the Credit Documents or by Affiliates, at the discretion of the Administrative Agent, to a person that satisfies the Successor Manager Requirements. Sprint Spectrum shall provide to the Administrative Agent, with a copy to Affiliate, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint Spectrum to enable Sprint Spectrum to determine if a proposed buyer satisfies the Successor Manager Requirements. Sprint Spectrum agrees to inform the Administrative Agent and Affiliate within 20 days after it receives such information respecting such proposed buyer from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint Spectrum does not so inform the Administrative Agent within such 20-day period, then Sprint Spectrum shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. If the proposed buyer satisfies the Successor Manager Requirements (or is deemed to satisfy such requirements) and wishes to become a "Successor Manager", the buyer must agree to be bound by the Sprint Agreements; provided, that buyer shall have no responsibility or liability for any liability to any Person other than a Sprint Party and Related Party of Sprint Spectrum arising out of Affiliate's operations prior to the date buyer becomes bound by the Sprint Agreements. In such case the Sprint Agreements shall remain in full force and effect with the buyer as Successor Manager and this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person. Sprint Spectrum agrees, with respect to any past failure of either Affiliate to perform any obligation under the Sprint Agreements, that the Successor Manager shall have the same amount of time to perform such obligation that each Affiliate had under the Sprint Agreements, with the performance period commencing on the date on which the buyer becomes a Successor Manager. Sprint Spectrum shall permit the performance period set forth in the Management Agreement to be extended for such period of time that Sprint Spectrum believes is reasonable to allow Successor Manager to perform such unperformed obligations.

               (ii) Sale to Other than Successor Manager. The Collateral may be sold pursuant to the exercise by the Administrative Agent or the Lenders of their rights and remedies under the Credit Documents or by Affiliates, at the discretion of the Administrative Agent (subject to requirements of applicable law) to a person that does not satisfy the Successor Manager Requirements or to a person that does not wish to become a Successor Manager, but only under the following conditions:

                    (A) the Sprint Parties may terminate the Sprint Agreements with such buyer following the closing of such purchase.(and the Administrative Agent and the buyer shall have no rights thereto or thereunder with respect to events occurring after the closing of such purchase);

                    (B) the buyer may purchase the Disaggregated License as described below in Section 6(b)(iv) and with the Disaggregated License having the characteristics described in the definition thereof; and

                    (C) the purchase agreement with the buyer contains the requirements set forth in Section 6(c) of this Consent and Agreement.

               (iii) Confidentiality Agreement. Before any potential buyer is provided Confidential Information respecting the potential purchase of any of the Collateral (which buyer shall be entitled to receive), the potential buyer shall execute a confidentiality agreement in the form attached as Exhibit A with such changes thereto as may be reasonably requested by the parties to the agreement; provided, however, in the event the potential buyer does not satisfy the Successor Manager Requirements or has notified either Affiliate, Sprint Spectrum or the Administrative Agent that it does not intend to be a Successor Manager, Confidential Information that constitutes or relates to any technical, marketing, financial, strategic or other information concerning any of the Sprint Parties and that does not pertain to the business of either Affiliate shall not be permitted to be provided to such potential buyer.

               (iv) Sale of Disaggregated Licenses. Sprint PCS will sell Disaggregated Licenses as follows when required under Section 6(b)(ii)(B):


                    (A) If a buyer wishes to purchase spectrum in connection with its purchase of the Operating Assets, it will purchase such spectrum from the Affiliate and Sprint PCS as follows. The buyer will purchase from the Affiliate or its Related Parties any licenses that Affiliate or such Related Parties own (the "Affiliate's Licenses"). If the Affiliate's Licenses were not being used to operate the Service Area Network, Sprint Spectrum will reimburse the buyer for the microwave relocation costs incurred to clear the spectrum bought from the Affiliate or its Related Parties that the buyer will need to use to operate the Service Area Network as constructed on the date that the buyer purchases the Operating Assets. If the buyer does not meet the FCC requirements to buy the Affiliate's Licenses, the buyer will seek a waiver from the FCC of the restrictions that prohibit the buyer's ownership of such licenses. While any such FCC application is pending and while the buyer is clearing the microwave from the Affiliate's spectrum, the buyer may continue to use Sprint PCS' Spectrum on which the Service Area Network operates. Sprint PCS will sell its Disaggregated Licenses as described in Sections 6(b)(iv)(B), 6(b)(iv)(C) and 6(b)(iv)(D) only in those BTAs in which (1) Affiliate or its Related Parties do not own a license or the obligation to sell the license is unenforceable, (2) the FCC will not approve the transfer of the Affiliate's License to the buyer, or (3) Sprint Spectrum determines that it does not wish to reimburse the buyer for the cost of the microwave relocation.

                    (B) If the buyer, an entity with respect to which such buyer directly or indirectly through one or more persons owns the total voting power or at least 50% of the total voting power or at least 50% of the total equity (a "controlled entity"), an entity that directly or indirectly through one or more persons has a parent entity that owns at least 50% of the voting power or at least 50% of the total equity of both the buyer and the common controlled entity (a "common controlled entity"), owns a license to provide wireless service to at least 50% of the pops in a BTA with respect to which such buyer proposes to purchase Spectrum (each a "Restricted Party" with respect to such BTA), the buyer may buy only 5 MHZ of Spectrum from Sprint PCS for such BTA.

                    (C) If the buyer is not a Restricted Party for a BTA with respect to which such buyer proposes to purchase Spectrum, and either does not satisfy the Successor Manager Requirements (other than those set forth in Section 13(b) of this Consent and Agreement) or does not wish to be a Successor Manager, then the buyer may buy 5 MHZ, 7.5 MHZ or 10 MHZ of Spectrum from Sprint PCS as the buyer determines in its sole discretion.

                    (D) If Sprint PCS sells a Disaggregated License to a buyer as required under this Section 6(b)(iv), the buyer must pay a price equal to the sum of (1) the original cost of the applicable License to Sprint PCS (or its Related Party) pro rated on a pops and spectrum basis, plus (2) the microwave relocation costs paid by Sprint PCS (or its Related Party) attributable to clearing the Spectrum in the Disaggregated License, plus (3) the amount of carrying costs to Sprint PCS (or its Related Party) attributable to such original cost and microwave relocation costs from the date of this Consent and Agreement to and including the date on which the Disaggregated License is transferred to the buyer, based on a rate of 12 percent per annum.

          (c) No Direct Solicitation of Customers. Upon the sale of the Collateral or the Disaggregated License in accordance with this Consent and Agreement pursuant to Section 6(b)(ii), then the Sprint Parties agree to transfer to the buyer thereof the customers with a MIN assigned to the Service Area covered by the Disaggregated License, but the Sprint Parties shall retain the customers of a national account and any resellers who are then party to a resale agreement with a Sprint Party. Each Sprint Party agrees to take all actions reasonably requested by the buyer of the Collateral to fully transfer to such purchaser such customers. Each Sprint Party agrees that neither it nor any of its Related Parties will directly or indirectly solicit, for six months after the date of transfer, the customers with a MIN assigned to the Service Area covered by the Disaggregated License; provided, that the Sprint Parties retain the customers of a national account and any resellers that have entered into a resale agreement with a Sprint Party, the Sprint Parties may advertise nationally, regionally and locally, and the Sprint Parties may engage direct marketing firms to solicit customers generally. If the buyer continues to operate the purchased assets as a wireless network in the same geographic area on a network that is technologically compatible with Sprint Spectrum's network, the buyer and Sprint Spectrum shall each agree to provide roaming services to the other (in the case of Sprint Spectrum, the roaming services shall be provided to those customers of buyer in the geographic area covered by the Disaggregated License roaming nationally and, in the case of buyer, the roaming services shall be provided to those customers of a Sprint Party roaming in the geographic area serviced by the Disaggregated License) pursuant to a roaming agreement to be entered into between buyer and Sprint Spectrum and to be mutually agreed upon so long as such agreement is based on Sprint Spectrum's then standard roaming agreement used by Sprint Spectrum in the industry and the price that each party shall pay the other party for roaming services provided to the first party shall be a price equal to the lesser of: (1) MFN Pricing provided by buyer to third parties roaming in the geographic area serviced by the Disaggregated License; and (2) the national average paid by Sprint Spectrum to third parties for Sprint Parties' customers to roam in such third parties' geographic areas (including Other Managers). Such obligations with respect to roaming shall continue until such roaming agreement is terminated pursuant to its terms. The buyer shall agree in writing that if it continues to operate the purchased assets as a wireless network in the same geographic area on a network that is technologically compatible with Sprint Spectrum's network, the buyer shall, to the extent required by law, provide resale to the Sprint Parties in the geographic area covered by the Disaggregated License at the MFN Pricing that buyer charges third parties who purchase resale from buyer; provided, however, if buyer is not offering resale to any other customers then pricing of resale provided to the Sprint Parties shall be as mutually agreed; and provided, further, however, whether or not buyer is required by law to offer such resale, buyer shall offer such resale (on the terms described in this sentence) to national customers of the Sprint Parties.

          (d)  Deferral  of Portion of  Collected  Revenues.  (i) Under  Section
10.1.1 of the Management Agreement, Sprint Spectrum retains 8% of the Collected Revenues on a weekly basis (the "Retained Amount"). Following an Acceleration and for up to two years after such Acceleration, Sprint Spectrum shall retain only one half of the Retained Amount, and the remaining one half of the Retained Amount shall be advanced to the Affiliate or Affiliates (or, if so directed by the Administrative Agent pursuant to Section 2 hereof, to the Administrative Agent) at the time the weekly fee provided under Section 10.1.1 of the Management Agreement is paid; provided, that after the first anniversary of the Acceleration Date, Sprint Spectrum shall retain the entire Retained Amount if Sprint Spectrum is not serving as the Interim Manager.

               (ii) The portion of the Retained Amount advanced to Affiliate or Affiliates (or, if so directed by the Administrative Agent pursuant to Section 2 hereof, to the Administrative Agent) (the "Deferred Amount") shall be evidenced by a promissory note executed by the Affiliate contemporaneously with this Consent and Agreement in the form of Exhibit B hereto (the "Deferred Amount Note").

                    (A) Amounts will be drawn on the Deferred Amount Note each time Sprint Spectrum advances a Deferred Amount to an Affiliate or the Administrative Agent.

                    (B) The Deferred Amount Note will bear interest at a rate equal to the greatest of (I) the average interest rate of Affiliate's secured debt, (II) the average rate of Affiliate's unsecured debt, and (III) Sprint Spectrum's cost of capital.

                    (C) The Deferred  Amount Note shall mature on the earlier of
(I) the date on which a Successor Manager is qualified and assumes Affiliate's rights and obligations under the Sprint Agreements, and (II) the date on which the Operating Assets are purchased by a third-party buyer, or on which a stock or other equity acquisition, merger, consolidation or other transaction resulting in the indirect transfer of the Operating Assets to a third-party buyer (an "Indirect Transfer") is consummated.

               (iii) In the event a Successor Manager assumes any of the obligations of either Affiliate under the Sprint Agreements, such Successor Manager shall also assume the obligations under the Deferred Amount Note. In the event that the Operating Assets are sold to a third party buyer or an Indirect Transfer is consummated, the obligations of either Affiliate under the Deferred Amount Note shall be subordinate to either Affiliate's obligations to its secured lenders.

               (iv) After the two-year anniversary of the Acceleration, or earlier if a Successor Manager is appointed or if Sprint Spectrum is not serving as the Interim Manager, Sprint Spectrum will again retain the full Retained Amount.

          (e) Payment of Credit Party Obligations; Release and Assignment of Rights. The term "Credit Party Obligations" means the amount equal to the Credit Party Obligations, after taking into consideration any amounts received from Horizon PCS and each of the existing and future direct and indirect subsidiaries of Horizon PCS, as a result of its guaranty of the Credit Party Obligations.

          If Sprint Spectrum purchases the Operating Assets or the Pledged Equity as permitted under Section 6(a) or Section 10, and the Credit Party Obligations have been paid in full and the Credit Agreement and all Commitments have terminated or been assigned to a Sprint Party; (i) Horizon PCS and each of the existing and future direct and indirect subsidiaries of Horizon PCS will have no right to any amounts paid by Sprint Spectrum pursuant to such purchase (except to the extent such purchase is pursuant to Section 6(a) and the amount paid by Sprint Spectrum exceeds the amount of the Credit Party Obligations and is not payable to other creditors of Affiliates); (ii) the Administrative Agent will, at the election of Sprint Spectrum, either release or assign to Sprint Spectrum all Security Interests in the Collateral and all Additional Security Interests in the Additional Collateral and release or assign to Sprint Spectrum all rights related to the Credit Documents and all payments under the Credit Documents; and (iii) Horizon PCS and each of the existing and future direct and indirect subsidiaries of Horizon PCS will, at the election of Sprint Spectrum, either release or assign to Sprint Spectrum, any and all rights they have against the Collateral and the Additional Collateral or arising out of any payment to the Administrative Agent or any Sprint Party with respect to the Credit Documents or the Guaranty Documents.

     SECTION 7. No Limits on Remedies. Nothing contained in this Consent and Agreement shall limit any rights of the Administrative Agent or Lenders to Accelerate. Except as expressly provided herein, nothing contained in this Consent and Agreement shall limit any rights or remedies that the Administrative Agent or the Lenders may have under the Credit Documents or applicable law. The Administrative Agent may not sell, lease, assign, convey or otherwise dispose of the Collateral other than as permitted under this Consent and Agreement.

     SECTION 8. Rights and Obligations of Interim Manager. The Interim Manager may collect a reasonable management fee for its services; provided, that if Sprint Spectrum or a Related Party of Sprint Spectrum acts as Interim Manager, such management fee shall not exceed the direct expenses relating to Sprint Spectrum or such Related Party employees for the actual time spent by such employees when performing the function of Interim Manager and Sprint Spectrum's or such Related Party's out-of-pocket expenses. Such direct expenses shall include such employees' salaries and benefits, and the out-of-pocket and accrued expenses allocated to such employees. If Sprint Spectrum is the Interim Manager, the management fee will be paid out of the 92% Management Fee that Sprint Spectrum pays under the Management Agreement, and will be in addition to the fees it receives under the Services Agreement. Sprint Spectrum shall collect such management fee by setoff against the fees and any other amounts payable to either Affiliate under the Sprint Agreements. The Interim Manager will be required to operate the Service Area Network in accordance with the terms of the Sprint Agreements and will be subject to all of the requirements and obligations of such agreements, but will not be required to assume the existing liabilities of either Affiliate.

     SECTION 9. Rights to Cure. Neither the provisions of this Consent and Agreement nor any action of either the Administrative Agent or Sprint Spectrum shall require either the Administrative Agent, any Lender or Sprint Spectrum to cure any default of either Affiliate under the Sprint Agreements or to perform under the Sprint Agreements, but shall only give it the option to do so except to the extent otherwise required by this Consent and Agreement. Sprint Spectrum may exercise its rights under Section 11.6.3 of the Management Agreement upon an Event of Termination, whether such situation arises while either Affiliate, Sprint Spectrum, an Administrative Agent Designee or a Sprint Spectrum Designee is acting as Interim Manager and notwithstanding any other provision of this Consent and Agreement. Sprint PCS shall be reimbursed for any expenses incurred in connection with such cure. Sprint Spectrum shall be permitted to deduct or setoff from its payments to Affiliates any such amounts it is entitled to receive under this Section, but shall not take any action of any type to attempt to collect such reimbursement. Sprint Spectrum's right to reimbursement shall be unsecured. If Sprint Spectrum has designated a third party to take action under
Section 11.6.3 of the Management Agreement, before taking any such action such third party shall enter into an agreement with the Administrative Agent providing that such third party agrees to the provisions of this Section 9 as if it were a party hereto. Until such time as the Credit Party Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, Sprint Spectrum shall not be entitled to exercise any other remedies under the Sprint Agreements, including, without limitation, the remedy of terminating the Sprint Agreements (except to the extent permitted under Sections 6(b)(ii)(A) and 12 of this Consent and Agreement) or the remedy of withholding any payment set forth in Section 10 of the Management Agreement (subject to Sprint Spectrum's rights of setoff or recoupment with respect to such payments as permitted under Sections 2, 4(b), 5(b) and 9 of this Consent and Agreement). Until such time as the Credit Party Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, notwithstanding anything to the contrary contained in Section 2.3 of the Management Agreement, in no event shall any Person other than Affiliates or a Successor Manager be a manager or operator for Sprint Spectrum with respect to the Service Area and neither Sprint Spectrum nor any of its Related Parties shall own, operate, build or manage another wireless mobility communications network in the Service Area, except to the extent provided in Sections 2.3(a), (b), or (c) of the Management Agreement and except to the extent that the Sprint Agreements are terminated in accordance with Section 6(b)(ii)(A) of this Consent and Agreement. The Administrative Agent acknowledges and agrees that Sprint Spectrum shall also have the right to cure an Event of Default or to assist either Affiliate in curing an Event of Default but only to the extent Each Affiliate has the right to so cure under the Credit Documents, as applicable (it being understood that the act of Sprint Spectrum curing an Event of Default shall not constitute an independent Event of Default unless the act itself would otherwise constitute a Default (e.g. a sale of assets not otherwise permitted by the Credit Documents)), including but not limited to Sprint Spectrum's providing either Affiliate the funds necessary to operate or meet certain financial covenants in the Credit Documents. The Administrative Agent shall have the right to cure any Management Agreement Breach.

     SECTION 10. Sprint Spectrum's Right to Purchase Credit Party Obligations, Operating Assets, or Pledged Equity. (a) Following the Acceleration Date and until the 60-day anniversary of the filing of a bankruptcy petition by or with respect to either Affiliate, Sprint Spectrum shall have the right to purchase the Credit Party Obligations under the Credit Agreement, by repaying the Credit Party Obligations in full in cash. In the event that Sprint Spectrum purchases the Credit Party Obligations within 60 days immediately following the earlier of
(i) the Acceleration Date and (ii) the date of the filing of a bankruptcy petition by or with respect to either Affiliate, Sprint Spectrum may in lieu of purchasing the total amount of the Credit Party Obligations, purchase all Credit Party Obligations other than the accrued interest with respect thereto for a purchase price equal to the amount of the Credit Party Obligations other than such accrued interest and any unreasonable fees and expenses with respect thereto, in which case, such accrued interest and unreasonable fees and expenses shall remain due and owing by Affiliate to the Lenders.

          (b) In the event that the Administrative Agent acquires the Operating Assets or takes title to the Pledged Equity, Sprint Spectrum shall have the right to purchase the Operating Assets or the Pledged Equity from the Administrative Agent during the limited period of time provided in and otherwise in accordance with this Section 10(b) by paying to the Administrative Agent in cash an amount equal to the sum of the aggregate amount paid (by credit against the Credit Party Obligations or otherwise) by the Administrative Agent or the Lenders for the Operating Assets or the Pledged Equity, as the case may be, plus the aggregate amount of any remaining unpaid Credit Party Obligations. The Administrative Agent shall give Sprint Spectrum notice of any acquisition of the Operating Assets or the Pledged Equity by the Administrative Agent promptly following the date of final consummation of such acquisition (the "Acquisition
Notice"). Sprint Spectrum shall, within 60 days of receipt of a valid Acquisition Notice, give the Administrative Agent (and the pledgor (i.e., Affiliates or Horizon PCS) in the case of a purchase of the Pledged Equity) notice of its intent to exercise its purchase right under this Section 10(b). In the event Sprint Spectrum gives the Administrative Agent written notice of its intent to purchase the Operating Assets or the Pledged Equity, the Administrative Agent agrees that it shall provide Sprint Spectrum the right to purchase the Operating Assets or the Pledged Equity, as the case may be, until the earlier to occur of (i) expiration of the period consisting of 120 days after Sprint Spectrum's receipt of a valid Acquisition Notice (or such later date that shall be provided for in the purchase agreement and acceptable to the Administrative Agent in its sole discretion to close the purchase of the Operating Assets or the Pledged Equity) or (ii) receipt by the Administrative Agent from Sprint Spectrum of written notice that Sprint Spectrum has determined not to proceed with the closing of the purchase of the Operating Assets or the Pledged Equity. If Sprint Spectrum at any time purchases the Operating Assets or the Pledged Equity as permitted under this Section 10, the Administrative Agent will release, and Horizon PCS will release or assign its interests in the Collateral and the Credit Documents as described in Section 6(e) upon payment in full of the aggregate amount of the Credit Party Obligations and termination or assignment of the commitments thereunder. Notwithstanding the foregoing, in the event that a bankruptcy petition is filed by or with respect to either Affiliate, Sprint Spectrum shall again have the right to purchase the Operating Assets or the Pledged Equity from the Administrative Agent by repaying the Credit Party Obligations in full in cash, by giving the Administrative Agent notice of its intent to exercise such purchase right no later than 60 days following the date of filing of such bankruptcy petition.

          (c) If at any time during the period described in Section 10(8) or 10 above or thereafter the Administrative Agent receives any purchase offer for the Operating Assets, or the Pledged Equity or the Credit Party Obligations, as applicable, that is acceptable to the Administrative Agent, the Administrative Agent shall exercise reasonable efforts to obtain the consent of the offeror to deliver a copy of such offer to Sprint Spectrum and Sprint Spectrum shall have the right to purchase the Operating Assets, the Pledged Equity or the Credit Party Obligations, as applicable, on terms and conditions at least as favorable to the Administrative Agent as the terms and conditions proposed in such offer so long as within 14 Business Days after Sprint Spectrum's receipt of such other offer Sprint Spectrum offers to purchase the Operating Assets, the Pledged
Equity or the Credit Party Obligations, as applicable, and so long as the conditions of Sprint Spectrum's offer and the amount of time it will take Sprint Spectrum to effect such purchase is acceptable to the Administrative Agent and the Lenders.

          (d) If Sprint Spectrum at any time purchases the entirety of the Credit Party Obligations as provided in this Section 10, the Administrative Agent shall assign and transfer or cause the Lenders to assign and transfer to Sprint Spectrum all rights and interests in, to and under all of the Credit Documents, including but not limited to all commitments, security interests, liens, financing statements, guaranties (including the Guaranty Documents) and other credit enhancements related to such Credit Documents, and all rights and claims thereunder (collectively referred to as the "Loan Document Rights"). If Sprint Spectrum purchases all the Credit Party Obligations other than accrued interest (as permitted in the second sentence of Section 10(a) above), then the Administrative Agent shall assign and transfer or cause the Lenders to assign and transfer to Sprint Spectrum all Loan Document Rights, except that if Sprint Spectrum receives payment in full of all Credit Party Obligations due under the Credit Documents (including the amount it did not pay the Administrative Agent, as permitted in the second sentence of Section 10(a) above), it shall pay such amount to the Administrative Agent unless the Administrative Agent has already received payment of such amount. If Sprint Spectrum at any time purchases the entirety or less than all of the Credit Party Obligations, Horizon PCS and each of the existing and future direct and indirect subsidiaries of Horizon PCS will release any and all rights they have against the Collateral or arising out of any payment to the Administrative Agent or any Sprint Party with respect to the Credit Documents.

     SECTION 11. Foreclosure. Upon the Administrative Agent or any Lender or any other Person that meets the Successor Manager Requirements acquiring the Operating Assets and the Sprint Agreements, then such Person shall be entitled to exercise any and all rights of Affiliate under the Sprint Agreements in accordance with the terms of the Sprint Agreements and each Sprint Party will thereupon comply in all respects with such exercise by such Person and perform its obligations under the Sprint Agreements and this Consent and Agreement for the benefit of such Person. Each Sprint Party agrees that the Administrative Agent or any Lender may (but shall not be obligated to), subject to and in accordance with the terms of this Consent and Agreement, assign its rights and interests acquired in the Operating Assets and the Sprint Agreements to any buyer or transferee thereof and, in the event the buyer wishes to become a party to the Sprint Agreements and such buyer satisfies the Successor Manager Requirements, such buyer shall be bound by the Sprint Agreements; provided, that buyer shall have no responsibility or liability to any Person other than a Sprint Party and a Related Party of a Sprint Party arising out of Affiliate's operations prior to the date buyer becomes bound by the Sprint Agreements. In such case the Sprint Agreements shall remain in full force and effect with the buyer as Successor Manager and this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person. Sprint Spectrum agrees, with respect to any past failure of either Affiliate to perform any obligation under the Sprint Agreements, that the Successor Manager shall have the same amount of time to perform such obligation that Affiliate had under the Sprint Agreements, with the performance period commencing on the date on which the buyer becomes a Successor Manager. Sprint Spectrum shall permit the performance period set forth in the Management Agreement to be extended for such period of time that Sprint Spectrum believes is reasonable to allow Successor Manager to perform such unperformed obligations.

     SECTION 12. Trademarks and Service Marks. In the event the Administrative Agent forecloses on its security interest in the License Agreements and transfers the License Agreements to a Person who does not meet the Successor Manager Requirements, then Sprint Spectrum shall have the right to terminate the License Agreements and cause the Administrative Agent to release its security interest in the License Agreements immediately prior to such transfer.

     SECTION 13. Interim Manager and Successor Manager Requirements. To qualify as an Interim Manager or a Successor Manager, the Person must satisfy each of the following "Successor Manager Requirements," as applicable:

          (a) The Person must not during the three-year period immediately preceding the date of determination have materially breached any material agreement with Sprint Spectrum or its Related Parties that resulted in the exercise of a termination right or in the initiation of judicial or arbitration proceedings;

          (b) The Person must not be one of the Persons identified on Schedule 13 (a "Schedule 13 Person"); provided, that no Other Manager under any Sprint PCS Management Agreement may be identified on Schedule 13;

          (c) In the case of a Successor Manager, the Person must meet a reasonable Person's credit criteria (taking into consideration the circumstances), it being understood that such criteria is satisfied if the financial projections contained in the business plan such Person submits to Sprint Spectrum shows the ability to service its indebtedness and meet the build-out requirements contained in the Build-out Plan; and

          (d) The Person must agree to be bound by the terms of the Sprint Agreements as if an original party thereto; provided in the case of an Interim Manager, the Person must also execute a separate confidentiality agreement in the form attached as Exhibit A with such changes thereto as may be reasonably requested by the parties to the agreement, but the Person is not required to assume the existing liabilities of the Affiliate.

     The Administrative Agent, each Lender and each of their wholly-owned subsidiaries or entities who wholly-own such entities shall be deemed to satisfy Sections 13(a), (b) and (c) of the preceding "Successor Management Requirements".

     SECTION 14. Management Agreement. Sprint Spectrum agrees that it will not exercise its right under the Management Agreement to purchase the Operating Assets or to sell the Disaggregated License to either Affiliate if before, or after giving effect to such exercise, there would exist a Default or Event of Default under the Credit Agreement, unless Sprint Spectrum pays the aggregate amount of the Credit Party Obligations as a condition of the exercise of such right and the Credit Agreement shall have been terminated in connection with such payment. Sprint Spectrum agrees that until the Credit Party Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, a failure to pay any amount by any Related Party of either Affiliate under any agreement with Sprint Spectrum or any of its Related Parties (other than the Management Agreement, the Services Agreement or the License Agreements) shall not constitute a Management Agreement Breach for any purpose. Subject to regulatory approval in connection with any such sale, Sprint PCS agrees that it shall always maintain the ability to sell the Disaggregated License in accordance with this Consent and Agreement. Sprint PCS shall own at least 10 MHZ of Spectrum in the Service Area until the first to occur of the following events: (i) the Credit Party Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, (ii) the sale by Sprint PCS of the Spectrum pursuant to this Consent and Agreement shall be effected, (iii) the sale of the Operating Assets pursuant to this Consent and Agreement, and (iv) the termination of the Management Agreement. Sprint Spectrum acknowledges that with respect to the build-out by the Affiliates under the Management Agreement, the financing provided to Affiliates pursuant to the Credit Documents complies with Section
1.7 of the Management Agreement, as amended by Addendum III of the Horizon Management Agreement, in the case of Horizon. Notwithstanding anything to the contrary contained in Section 12.2 of the Management Agreement, the Administrative Agent, the Lenders, and any Successor Manager or buyer of the Operating Assets or Disaggregated License shall be permitted to disclose

Confidential Information (as defined in the Management Agreement) (i) to the extent required by law, rule or regulation, (ii) to any regulator or any regulatory body regulating such entity, (iii) to any rating agency in connection with requirements applicable to such Person and (iv) to the lawyers and accountants for any such Persons.

     SECTION 15. Administrative Agent and Eligible Assignees. The Administrative Agent and each Lender must be an Eligible Assignee. "Eligible Assignee" shall mean and include a commercial bank, financial institution, other "accredited investor" (as defined in Regulation D of the Securities Act) other than individuals, or a "qualified institutional buyer" as defined in rule 144A of the Securities Act; provided, that prior to the 61st day after the filing of a bankruptcy petition by or with respect to Affiliates in no event may any Person that is engaged in or that controls, is controlled by or is under common control with any Person engaged in, the telecommunications service business in the United States (other than Sprint Corporation and its subsidiaries), be an Eligible Assignee, it being understood that no small business investment corporation that is ultimately owned by an Eligible Assignee that is subject to Regulation Y shall be deemed to be controlled by or under common control with such Eligible Assignee; and provided further, that after the filing of such bankruptcy petition in no event may a Schedule 13 Person be an Eligible Assignee.

     SECTION 16. Sprint Party Representations. Each Sprint Party represents and warrants to the Administrative Agent, as of the date first above written (the "Closing Date") (a) its execution, delivery and performance of this Consent and Agreement has been duly authorized by all necessary corporate and partnership action, and does not and will not require any further consents or approvals that have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on it; provided, that the transfer of Spectrum as contemplated under this Consent and Agreement will require regulatory approval (which each Sprint Party agrees to use its commercially reasonable efforts to obtain); (b) this Consent and Agreement is a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be limited by equitable defenses and by the discretion of the court before which any proceeding may be brought; (c) the Sprint Agreements are in full force and effect and have not been amended, supplemented or modified; (d) as of the date of execution hereof, to the knowledge of the Sprint Parties, no Event of Termination has occurred and is continuing (without regard to any requirement of the delivery of written notice necessary to the occurrence of an Event of Termination under Section 11.3 of the Management Agreement); (e) on the date the Management Agreement was executed Sprint PCS owned, and on the date hereof Sprint PCS owns, 10 MHz or more of Spectrum in the Service Area; and (f) the only existing agreements or arrangements between either Affiliate, on the one hand, and Sprint Corporation or any of its subsidiaries, on the other hand, are the Management Agreement, the Services Agreement, the License Agreements, the Warrant For The Purchase of Common Stock of Horizon PCS, The Registration Rights Agreement, this Consent and Agreement and the Deferred Amount Note, and that certain Promissory Note dated

September 18, 2000, in the face amount of $13,929,395 made by Horizon payable to SprintCom.

     SECTION 17. Administrative Agent Representations. The Administrative Agent represents and warrants to Sprint Spectrum, as of the Closing Date (a) its execution, delivery and performance of this Consent and Agreement has been duly authorized by all necessary action, and does not and will not require any further consents or approvals that have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on it; (b) this Consent and Agreement is a legal, valid and binding obligation of the Administrative Agent enforceable against it in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be limited by equitable defenses and by the discretion of the court before which any proceeding may be brought; (c) at the time of the execution hereof, the Administrative Agent, Westdeutsche Landesbank Girozentrale (New York Branch), Fortis Capital Corporation, CoBank, ACB and Motorola Credit Corporation and are the only Lenders; and (d) as of the date of execution hereof, to the knowledge of the Administrative Agent, no Event of Default has occurred and is continuing.

     SECTION 18. Successors and Assigns. This Consent and Agreement shall be binding upon the successors and assigns of the parties hereto, and the obligations of such parties hereunder shall be assumed by their respective successors and assigns, and this Consent and Agreement shall inure, together with the rights and remedies of the parties hereunder, to the benefit of their respective successors and assigns. Any successor or assign of the Administrative Agent may become such if it represents and warrants that it is an "Eligible Assignee" as such term is defined in Section 15 of this Consent and Agreement. In the event the Sprint PCS Network is sold in accordance with the Management Agreement, the buyer thereof will assume the obligations of the Sprint Parties hereunder and under all the other Sprint Agreements other than the Sprint Trademark and Service Mark License Agreement; provided, however, the buyer of the Sprint PCS Network shall enter into an agreement with Affiliate on substantially the same terms as the Sprint Trademark and Service Mark License Agreement with respect to such buyers' trademarks, service marks, brands, etc. In the event a Successor Manager becomes a party to the Sprint Agreements as provided in this Consent and Agreement, this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person.

     SECTION 19. Amendment. Neither this Consent and Agreement nor any provision herein may be waived except pursuant to an agreement or agreements in writing entered into by Sprint Spectrum, the Administrative Agent and Affiliates, and neither this Consent and Agreement nor any provision herein may be amended or modified except pursuant to an agreement or agreements in writing entered into by Sprint Spectrum, the Administrative Agent and Affiliates. The Administrative Agent and each Lender (and its successors and assigns) shall be bound by any modification or amendment authorized by this Section 19. No amendment or waiver or effective amendment or waiver entered into in violation of this Section 19 shall be valid.

     SECTION 20. APPLICABLE LAW. THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED INACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 21. Notices. Notices and other communications provided for in this Consent and Agreement shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

          (a) if to the Sprint Parties, to:

               Sprint Spectrum L.P.
               4900 Main, 12th Floor
               Kansas City, Missouri, 64112

               Telephone No.: (816) 559-1000
               Telecopier No.: (816) 559-1290
               Attention: Chief Executive Officer

               with a copy to:

               4900 Main, 11th Floor
               Kansas City, Missouri, 64112

               Telephone No.: (816) 559-1000
               Telecopier No.: (816) 559-2591
               Attention: General Counsel

          (b) if to the Administrative Agent, to it at:

               First Union National Bank
               301 South College Street, 5th Floor
               Charlotte, North Carolina 28288
               Attention: Bill Luther

               Telephone No.: (704) 383-3680
               Telecopier No.: (704) 383-1931
               with a copy to:

               Moore & Van Allen, PLLC
               100 North Tryon Street, Floor 47
               Charlotte, North Carolina 28202
               Attention: Bill Fuller

               Telephone No.: (704) 331-1059
               Telecopier No.: (704) 331-1159

          (c) if to Affiliates, to them at:

               Mr. Pete Holland
               Chief Financial Officer
               Horizon Personal  Communications,  Inc.
               P.O. Box 480
               Chillicothe, Ohio 45601

               Telephone No.: 740-772-8547
               Telecopier No.: 740-774-3100

               Bright Personal Communications Services, LLC
               68 East Main Street
               P.O. Box 5050
               Chillicothe, Ohio 45601

               Telephone No.: 740-772-8200
               Telecopier No.: 740-774-3400

All notices and other communications given to any party hereto in accordance with the provisions of this Consent and Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or on the date five (5) business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 21 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 21.

     SECTION 22. Counterparts. This Consent and Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     SECTION 23. Severability. Any provision of this Consent and Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which is as close as possible to that of the invalid, illegal or unenforceable provision.

     SECTION 24. Termination. This Consent and Agreement shall terminate and be of no further force and effect upon the first to occur of the following: (i) the Credit Party Obligations are paid in full and the Credit Agreement and all Commitments are terminated or assigned to a Sprint Party; and (ii) the Sprint Agreements terminate.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement to be executed by their respective authorized officers as of the date and year first above written.

                                             SPRINT SPECTRUM L.P.

                                             By:  /s/ Thomas E. Mateer
                                                --------------------------------
                                                Thomas E. Mateer
                                                Vice  President - Affiliations

                                             SPRINTCOM, INC.

                                             By: /s/ Thomas E. Mateer
                                                --------------------------------
                                                Thomas E. Mateer
                                                Vice  President - Affiliations

                                             WIRELESSCO, L.P.

                                             By: /s/ Thomas E. Mateer
                                                --------------------------------
                                                Thomas E. Mateer
                                                Vice  President - Affiliations

                                             SPRINT COMMUNICATIONS COMPANY, L.P.

                                             By: /s/ Thomas A. Gerke
                                                --------------------------------
                                                Thomas  A.  Gerke
                                                Vice  President, Corporate
                                                Secretary  and Associate
                                                General Counsel

                                             FIRST  UNION   NATIONAL   BANK
                                             for  itself  and as  Administrative
                                             Agent

                                             By: /s/ W.A. Luther
                                                --------------------------------
                                                Name:  William A. Luther
                                                     ---------------------------
                                                Title: SVP
                                                     ---------------------------

               Acknowledgment, Consent and Agreement of Affiliate

     Affiliate (i) has reviewed this Consent and Agreement, (ii) acknowledges, consents and agrees to the terms and provisions of this Consent and Agreement, and (iii) agrees to be bound by the terms and provisions of this Consent and Agreement, including, without limitation, such terms and provisions that affect Affiliate, its assets or its rights under the Management Agreement. Without limiting the generality of the foregoing: (i) Affiliate acknowledges and agrees that the right to appoint an Interim Manager and the right to cure breaches under the Sprint Agreements are intended to allow the right and ability to preserve and/or protect the Collateral or its value and the Service Area Network or its value and (ii) Affiliate acknowledges and agrees that in the event of the sale of the Collateral by the Administrative Agent, the value of the Collateral may be dependent on the right of the Person purchasing the Collateral to assume or be a party to the Sprint Agreements and acknowledges that any sale of the Collateral in accordance with Sections 6 and 10 hereof, the other provisions of this Consent and Agreement and, to the extent not inconsistent with this Consent and Agreement, the Credit Documents is agreed to be a commercially reasonable disposition of the Collateral by Administrative Agent.

                                 HORIZON PERSONAL COMMUNICATIONS, INC.

                                 By: /s/ William A. McKell
                                    --------------------------
                                 Name:  William A. McKell
                                      ------------------------
                                 Title: President
                                       -----------------------



                                 BRIGHT PERSONAL COMMUNICATIONS SERVICES, L.L.C.

                                 By: /s/ William A. McKell
                                    --------------------------
                                 Name:  William A. McKell
                                      ------------------------
                                 Title: President
                                       -----------------------

              Acknowledgment, Consent and Agreement of Horizon PCS

     Horizon PCS (i) has reviewed this Consent and Agreement, (ii) acknowledges, consents and agrees to the terms and provisions of this Consent and Agreement, and (iii) agrees to be bound by and is entitled to the benefits of the terms and provisions of this Consent and Agreement. The Horizon PCS Guaranty has been duly executed and delivered by Horizon PCS.

                                 HORIZON PCS, INC.

                                 By: /s/ William A. McKell
                                    --------------------------
                                 Name:  William A. McKell
                                      ------------------------
                                 Title: President
                                       -----------------------

                                    EXHIBIT A

                            CONFIDENTIALITY AGREEMENT


THIS CONFIDENTIALITY AGREEMENT ("Agreement") is entered into as of ________________, 200__, by and between Sprint Spectrum L.P. ("Sprint Spectrum"), a Delaware limited partnership, whose address is 4900 Main Street, 12th Floor, Kansas City, Missouri 64112, ________________ ("Manager"), a
________________,    whose   address   is   ________________,    ("Lender"),   a
________________,  whose  address  is  ________________   and   ________________
("Potential Buyer"), a ________________,  whose address is ________________,  to assure the protection and preservation of the confidential and/or proprietary nature of information to be disclosed or made available to each other relating to the possible purchase by the Potential Buyer of the assets of the Manager and the possible affiliation of the Potential Buyer with Sprint Spectrum as a manager of the Sprint PCS network presently managed by the Manager (the "Transaction").

NOW, THEREFORE, in reliance upon and in consideration of the following undertakings, the parties, for themselves, or for any corporation, partnership, association, joint stock company, limited liability company, limited liability partnership, or trust directly or indirectly controlling, controlled by or under common control of such party, or a more than 50% owned subsidiary of such party (its "Affiliates"), agree as follows:

1. SCOPE. For purposes of this Agreement, the "Proprietary Information" of a party disclosing information (the "Discloser") means all information, whether communicated orally, in writing, by graphical representation, electronically or otherwise, relating to standards, guidelines, plans, policies and programs regarding the operation and management of the Discloser or any of its Affiliates and all technical, marketing, financial, strategic and other information regarding the Discloser or any of its Affiliates. Oral discussions about Proprietary Information are Proprietary Information. Proprietary Information includes all such information whether delivered to the party receiving the information (the "Recipient") directly by the Discloser or indirectly through an Affiliate, agent or lender of the Discloser or Recipient, or by another party to this Agreement.

2. LIMITATION. The term "Proprietary Information" does not include information that: (a) is now or is in the future in the public domain through no fault of the Recipient; (b) prior to disclosure pursuant to this Agreement is properly within the legitimate possession of the Recipient; (c) subsequent to disclosure pursuant to this Agreement, is disclosed to the Recipient by a third party with respect to which the Recipient has no knowledge that such disclosure by such third party would result in a breach of an agreement of confidentiality; (d) is independently developed by the Recipient through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information; (e) is approved for disclosure by prior written permission of an authorized signatory of Discloser; and (f) is obligated to be produced (I) by law, rule or regulation, (II) by the requirements of any rating agency, stock exchange or association applicable to the Recipient, (III) under order of a court of competent jurisdiction, or (IV) pursuant to a similar requirement of a governmental agency or regulatory body regulating such entity, so long as to the extent practicable the party required to disclose the information provides the other party with prior written notice of any required disclosure pursuant to such law, order or requirement. In addition, and notwithstanding any other provision of this Agreement to the contrary, a Recipient may disclose Proprietary Information (y) to a financial institution or accredited investor (as that term is defined in Rule 501(a) under the Securities Act of 1933) that is considering providing financing to the Recipient and which financial institution or accredited investor has agreed to keep the Proprietary Information confidential in accordance with an agreement at least as restrictive as this Agreement; and (z) to the lawyers and accountants for the Recipient.

3. USE. Each party agrees to use the Proprietary Information received from another party to evaluate the Transaction and thereafter to operate the assets and business, if any, acquired pursuant to the Transaction. No other rights, and particularly licenses, trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under this Agreement or by the conveying of Proprietary Information between the parties. Each party agrees that a Recipient may disclose Proprietary Information received by it, subject to the confidentiality provisions of this Agreement, to its Affiliates, and to the lawyers and accountants for such Recipient. In addition, Sprint Spectrum may disclose Proprietary Information, subject to the confidentiality provisions of this Agreement, to any entity (i) for which it is building a wireless network, or (ii) for which it has an obligation to associate the wireless network of the entity to the Sprint Spectrum network.

4. REPRODUCTION. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of this Agreement.

5. DUTY OF CARE. All Proprietary Information may be disclosed by the Recipient to only such of the Recipient's employees (and agents who have a non-disclosure obligation at least as restrictive as this Agreement) who need to know such information for purposes of this Agreement and to such third parties as the Discloser has consented to hereunder or by prior written approval. In addition, the Recipient must provide the same care to avoid disclosure or unauthorized use of the Proprietary Information as it provides to protect its own similar proprietary information.

6. OWNERSHIP. All Proprietary Information, unless otherwise specified in writing, (a) remains the property of the Discloser, and (b) must be used by the Recipient only for the purpose intended. Upon termination of this Agreement, all copies of written, recorded, graphical or other tangible Proprietary Information must either be returned to the Discloser, or destroyed (i) after the Recipient's need for it has expired or (ii) upon the request of the Discloser. At the request of the Discloser, the Recipient will furnish a certificate of an officer of the Recipient certifying that any Proprietary Information not returned to Discloser has been destroyed.

7. TERM. A Recipient may not disclose Proprietary Information to any third person, except as provided in this Agreement, for a period of three (3) years after the date of its disclosure to the Recipient (the "TERM"). This Agreement may be terminated at any time during the Term by mutual agreement of the parties or upon sixty (60) days' written notice to the other parties; except that early termination of this Agreement will not relieve the Recipient of its obligations under this Agreement with respect to Proprietary Information exchanged prior to the effective date of termination. All of the obligations undertaken by each party as a Recipient will survive and continue after any termination of this Agreement for the Term.

8. RIGHT TO DISCLOSE. Each party warrants that it has the right to disclose all Proprietary Information that it will disclose to another party pursuant to this Agreement, and each party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's information. Otherwise, neither party makes any representation or warranty, express or implied, with respect to any Proprietary Information.

9. RIGHT TO ENJOIN DISCLOSURE. The parties acknowledge that a Recipient's unauthorized disclosure or use of Proprietary Information may result in irreparable harm. Therefore, the parties agree that, in the event of violation or threatened violation of this Agreement, without limiting any other rights and remedies of each other, a temporary restraining order and/or an injunction to enjoin disclosure of Proprietary Information may be sought against the party who has breached or threatened to breach this Agreement and the party who has breached or threatened to breach this Agreement will not raise the defense of an adequate remedy at law.

10. DISCLOSURE TO THIRD PARTIES. All media releases and public announcements or disclosures by any party relating to this Agreement, its subject matter, or the purpose of this Agreement are to be coordinated with and consented to by the other parties in writing prior to the release or announcement.

11. NO PARTNERSHIP OR JOINT VENTURE FORMED. The exchange of any Proprietary Information between the parties is not intended to be interpreted that the parties have formed or will form a partnership, joint venture or other relationship. Any business relationship between the parties, if any, must be governed by separate agreement.

12. LIABILITY. Except as expressly provided hereunder, no party to this Agreement shall be responsible or liable for a breach of this Agreement by any other party hereto.

13. GENERAL. (a) This Agreement is governed and construed under the laws of the State of Missouri and there are no understandings, agreements or representations, express or implied, not specified herein. (b) For purposes of this project, this Agreement represents the entire understanding between the parties, and the terms of this Agreement supersede the terms of any prior agreements or understandings, written or oral. (c) This Agreement may not be amended except in a writing signed by the parties. (d) The provisions of this Agreement are to be considered as severable, and in the event that any provision is held to be invalid or unenforceable, the parties intend that the remaining provisions will remain in full force and effect. (e) Captions in this Agreement are for ease of reference only and should not be considered in the construction of this Agreement. (f) There are no third party beneficiaries to this Agreement.
(g) Failure by a party to enforce or exercise any provision, right or option contained in this Agreement will not be construed as a present or future waiver of such provision, right or option. (h) THE EXISTENCE OF THIS AGREEMENT AND THE NATURE OF THE DISCUSSIONS BETWEEN THE PARTIES MAY NOT BE DISCLOSED BY ANY PARTY

WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTIES, EXCEPT TO THE EXTENT REQUIRED BY LAW, RULE OR REGULATION.

IN WITNESS THEREOF, the parties have executed this Agreement as of the effective date stated above.


Sprint Spectrum L.P.                   [Manager]



By:                                    By:
   -------------------------------        -----------------------------
       Name:                                  Name:
       Title:                                 Title:


[Potential Buyer]                      [Lender]



By:                                    By:
   -------------------------------        -----------------------------
       Name:                                  Name:
       Title:                                 Title:

                                    EXHIBIT B

                              DEFERRED AMOUNT NOTE
                                                              September 26, 2000
                                                           Kansas City, Missouri

     FOR VALUE RECEIVED, BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC, an Ohio corporation ("Maker"), promises to pay to the order of Sprint Spectrum L.P., a Delaware limited partnership, ("Sprint PCS"), or its successors and assigns, the principal sum or sums as may be advanced by the holder hereof from time to time to Maker or on Maker's behalf to First Union National Bank, or its successors and assigns (the "Administrative Agent") pursuant to Section 6(d) of that certain Consent and Agreement dated as of June 1, 2000, among the Sprint Parties (as defined therein) and the Administrative Agent (as amended, the "Consent"). Such sum or sums, if advanced, shall be advanced from and only from the eight percent (8%) of the Collected Revenues (as such term is defined in that certain Management Agreement between, among others, Maker and Sprint PCS, dated October 13, 1999 (such Management Agreement, as amended from time to time, being the "Management Agreement")) retained by Sprint PCS pursuant to Section 10.1.1 of the Management Agreement in an amount as set forth in Section 6(d) of the Consent. Such advanced sum or sums shall be noted by the holder hereof in its records or, at its option, on a schedule attached to this note, which records or schedule shall be rebuttably presumptive evidence of the principal owing and unpaid on this note. The holder hereof may also note on such records or schedule the interest due and payable on the principal amount or amounts remaining unpaid hereunder from time to time from the date hereof until payment in full. Interest shall be charged on the amounts owed under this note at a rate equal to the greatest of the then current (i) average interest rate of Maker's secured debt,
(ii) average interest rate of Maker's unsecured debt, and (iii) Sprint PCS' cost of capital. Interest shall accrue and accumulate from the date the indebtedness is incurred (e.g., principal is advanced and expenses are incurred) until all amounts due hereunder are paid in full.

     Payments hereunder shall be due on the first (1st) day of each calendar month, commencing on the first day of the calendar month following the date the initial advance is made hereunder. The advances hereunder shall be payable in consecutive equal monthly installments of principal and interest, due and payable on the first day of each month, such that all principal and interest owing hereunder shall be fully paid in twelve (12) equal monthly payments (provided that the last such payment shall be in the amount necessary to repay the entire unpaid principal amount hereof, together with all accrued and unpaid interest hereon). Each time an additional amount is advanced hereunder, the then current unpaid principal amount hereof, together with all accrued and unpaid interest hereon, shall be re-amortized and the installment due dates rolled forward, such that the entire amount of principal and accrued unpaid interest shall be paid in full in twelve (12) equal monthly payments. Notwithstanding the foregoing, if Maker is in default or breach with regard to its obligations to the Administrative Agent or the Lenders (as defined in the Consent), then the payments due hereunder shall be deferred and shall not be due or payable until such default or breach is cured, at which time the entire unpaid balance of principal and all interest accrued thereon shall be paid in full in twelve (12) equal monthly payments. Notwithstanding any provision in this note to the contrary, this note shall mature and principal and interest shall be payable in full on the earliest to occur of (i) the date on which a Successor Manager (as such term is defined in the Management Agreement) is qualified and assumes
Maker's rights and obligations under the Management Agreement and related agreements entered into between Maker and Sprint PCS, (ii) the date on which the Operating Assets (as such term is defined in the Management Agreement) are purchased by a third-party buyer, (iii) the date on which a stock or other equity acquisition, merger, consolidation or other transaction resulting in the indirect transfer of the Operating Assets to a third-party buyer is consummated, or (iv) there is a Change of Control (as such term is defined in the Management Agreement). In the event that the Operating Assets are purchased by a third-party buyer, or a stock or other equity acquisition, merger, consolidation or other transaction resulting in the indirect transfer of the Operating Assets to a third-party buyer is consummated, the obligations of Maker hereunder shall be paid after Maker pays its obligations to its secured lenders, but before any amounts are paid to any other creditors, or to Maker or any of its equity holders.

     Maker shall have the privilege, without penalty or premium, of prepaying all or any part of this note at any time. Any prepayment shall be applied first to unpaid interest accrued hereunder, and then applied to principal installments in the inverse order of maturity.

     This note shall be in default upon the occurrence of any one of the following events:

          (a) If any payment due hereunder is not made within five (5) days of when it becomes due and payable;

          (b) If the Management Agreement is terminated;

          (c) If Maker becomes insolvent, howsoever evidenced, or if Maker fails to pay its debts as they become due; or

          (d) If a receiver is appointed for any of the property of Maker or Maker makes an assignment for the benefit of creditors or a proceeding is filed by or against Maker under any law relating to bankruptcy, insolvency or reorganization or under any similar law.

     If this note is in default and shall be continuing, then upon and after such default, so long as such default shall be continuing, the holder hereof shall have the right, exercisable at such holder's discretion, to declare the entire unpaid principal amount and all accrued interest due hereunder immediately due and payable without notice to Maker.

     No provision of this note shall be construed to mean that Maker has paid or contracted to pay, directly or indirectly, under any circumstances whatsoever, any sum in excess of that which lawfully may be charged or contracted for under any applicable laws relating to interest. If for any reason interest in excess of the highest lawful rate is at any time to be paid hereunder, any such excess shall constitute and shall be treated as a payment on the principal amount due hereunder and shall operate to reduce the principal amount due hereunder by such amount (without any prepayment penalty).

     Each payment made hereunder shall be applied first to interest accrued to the date of such payment and then to the remaining principal amount due. Each payment made hereunder shall be payable at such place as the legal holder hereof designates from time to time in writing in lawful money of the United States of America. If any payment of principal or interest on this note is due on a Saturday, Sunday or legal holiday under Missouri law, such payment shall be made on the next succeeding business day. Maker authorizes and agrees that payments due the holder of this note under this note may be made by right of setoff.

     If the holder of this note exercises a purchase right under the terms of the Management Agreement as modified by the Consent, such holder shall be entitled to a credit at the closing of such purchase against the purchase price in an amount equal to the amount owed under this note.

     If any payment due hereunder, or any portion thereof, is not paid when due, or if all unpaid principal and accrued interest due hereunder shall become due and payable by the legal holder's exercise of the foregoing right to accelerate upon default, then the same, and each of the same, shall thereafter bear interest from the date of such nonpayment or exercise, as appropriate, until payment in full at a rate per annum equal to the current rate per annum plus an additional four percent (4%).

     To the full extent permitted by law, Maker and all endorsers, sureties, guarantors and other persons who may become liable for the payment hereof severally waive demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, and any and all lack of diligence in the enforcement or collection hereof and hereby consent to any renewals, extensions, or other indulgences, and releases of any of them, all without notice to any of them.

     No delay or omission of the holder of this note to exercise any right or power hereunder shall impair such right or power or be a waiver of any default or an acquiescence therein. Any single or partial exercise of any such right or power shall not preclude any or further exercise of any other right. No waiver is valid unless in writing signed by the holder of this note and then only to the extent specifically set forth in such writing. All remedies hereunder or by law afforded are cumulative and are available to the holder of this note until this note and other liabilities of the undersigned hereunder have been paid in full. If this note is placed in the hands of an attorney for collection, by suit or otherwise, or to enforce its collection or to protect any security for its payment, Maker shall pay all costs and expenses thereof together with reasonable attorneys' fees.

     This note is binding upon Maker and its successors and inures to the benefit of the holder hereof and its successors, transferees and assigns. Maker agrees that any transferee of this note has the rights of a holder in due course stated in and in accordance with Article 3 of the Uniform Commercial Code in effect in the State of Missouri. This note is made and executed under and is governed by and shall be enforced under the internal laws of Missouri.

     IN WITNESS WHEREOF, Maker has caused this note to be executed and sealed by its officer by authority of its Members.

                                             BRIGHT PERSONAL
                                             COMMUNICATIONS SERVICES, LLC

                                             By
                                                --------------------------

                                             Name
                                                  ------------------------

                                             Title
                                                   -----------------------

                                    Schedule


Date           Amount              Amount          Interest              Balance
               Advanced            Paid

                                    EXHIBIT B

                              DEFERRED AMOUNT NOTE
                                                              September 26, 2000
                                                           Kansas City, Missouri

     FOR VALUE RECEIVED, HORIZON PERSONAL COMMUNICATIONS, INC., an Ohio corporation ("Maker"), promises to pay to the order of Sprint Spectrum L.P., a Delaware limited partnership, ("Sprint PCS"), or its successors and assigns, the principal sum or sums as may be advanced by the holder hereof from time to time to Maker or on Maker's behalf to First Union National Bank, or its successors and assigns (the "Administrative Agent") pursuant to Section 6(d) of that certain Consent and Agreement dated as of June 1, 2000, among the Sprint Parties (as defined therein) and the Administrative Agent (as amended, the "Consent"). Such sum or sums, if advanced, shall be advanced from and only from the eight percent (8%) of the Collected Revenues (as such term is defined in that certain Management Agreement between, among others, Maker and Sprint PCS, dated June 8, 1998 (such Management Agreement, as amended from time to time, being the "Management Agreement")) retained by Sprint PCS pursuant to Section 10.1.1 of the Management. Agreement in an amount as set forth in Section 6(d) of the Consent. Such advanced sum or sums shall be noted by the holder hereof in its records or, at its option, on a schedule attached to this note, which records or schedule shall be rebuttably presumptive evidence of the principal owing and unpaid on this note. The holder hereof may also note on such records or schedule the interest due and payable on the principal amount or amounts remaining unpaid hereunder from time to time from the date hereof until payment in full. Interest shall be charged on the amounts owed under this note at a rate equal to the greatest of the then current (i) average interest rate of Maker's secured debt,
(ii) average interest rate of Maker's unsecured debt, and (iii) Sprint PCS' cost of capital. Interest shall accrue and accumulate from the date the indebtedness is incurred (e.g., principal is advanced and expenses are incurred) until all amounts due hereunder are paid in full.

     Payments hereunder shall be due on the first (1st) day of each calendar month, commencing on the first day of the calendar month following the date the initial advance is made hereunder. The advances hereunder shall be payable in consecutive equal monthly installments of principal and interest, due and payable on the first day of each month, such that all principal and interest owing hereunder shall be fully paid in twelve (12) equal monthly payments (provided that the last such payment shall be in the amount necessary to repay the entire unpaid principal amount hereof, together with all accrued and unpaid interest hereon). Each time an additional amount is advanced hereunder, the then current unpaid principal amount hereof, together with all accrued and unpaid interest hereon, shall be re-amortized and the installment due dates rolled forward, such that the entire amount of principal and accrued unpaid interest shall be paid in full in twelve (12) equal monthly payments. Notwithstanding the foregoing, if Maker is in default or breach with regard to its obligations to the Administrative Agent or the Lenders (as defined in the Consent), then the payments due hereunder shall be deferred and shall not be due or payable until such default or breach is cured, at which time the entire unpaid balance of principal and all interest accrued thereon shall be paid in full in twelve (12) equal monthly payments. Notwithstanding any provision in this note to the contrary, this note shall mature and principal and interest shall be payable in full on the earliest to occur of (i) the date on which a Successor Manager (as such term is defined in the Management Agreement) is qualified and assumes
Maker's rights and obligations under the Management Agreement and related agreements entered into between Maker and Sprint PCS, (ii) the date on which the Operating Assets (as such term is defined in the Management Agreement) are purchased by a third-party buyer, (iii) the date on which a stock or other equity acquisition, merger, consolidation or other transaction resulting in the indirect transfer of the Operating Assets to a third-party buyer is consummated, or (iv) there is a Change of Control (as such term is defined in the Management Agreement). In the event that the Operating Assets are purchased by a third-party buyer, or a stock or other equity acquisition, merger, consolidation or other transaction resulting in the indirect transfer of the Operating Assets to a third-party buyer is consummated, the obligations of Maker hereunder shall be paid after Maker pays its obligations to its secured lenders, but before any amounts are paid to any other creditors, or to Maker or any of its equity holders.

     Maker shall have the privilege, without penalty or premium, of prepaying all or any part of this note at any time. Any prepayment shall be applied first to unpaid interest accrued hereunder, and then applied to principal installments in the inverse order of maturity.

     This note shall be in default upon the occurrence of any one of the following events:

          (a) If any payment due hereunder is not made within five (5) days of when it becomes due and payable;

          (b) If the Management Agreement is terminated;

          (c) If Maker becomes insolvent, howsoever evidenced, or if Maker fails to pay its debts as they become due; or

          (d) If a receiver is appointed for any of the property of Maker or Maker makes an assignment for the benefit of creditors or a proceeding is filed by or against Maker under any law relating to bankruptcy, insolvency or reorganization or under any similar law.

If this note is in default and shall be continuing, then upon and after such default, so long as such default shall be continuing, the holder hereof shall have the right, exercisable at such holder's discretion, to declare the entire unpaid principal amount and all accrued interest due hereunder immediately due and payable without notice to Maker.

     No provision of this note shall be construed to mean that Maker has paid or contracted to pay, directly or indirectly, under any circumstances whatsoever, any sum in excess of that which lawfully may be charged or contracted for under any applicable laws relating to interest. If for any reason interest in excess of the highest lawful rate is at any time to be paid hereunder, any such excess shall constitute and shall be treated as a payment on the principal amount due hereunder and shall operate to reduce the principal amount due hereunder by such amount (without any prepayment penalty).

     Each payment made hereunder shall be applied first to interest accrued to the date of such payment and then to the remaining principal amount due. Each payment made hereunder shall be payable at such place as the legal holder hereof designates from time to time in writing in lawful money of the United States of America. If any payment of principal or interest on this note is due on a Saturday, Sunday or legal holiday under Missouri law, such payment shall be made on the next succeeding business day. Maker authorizes and agrees that payments due the holder of this note under this note may be made by right of setoff.

     If the holder of this note exercises a purchase right under the terms of the Management Agreement as modified by the Consent, such holder shall be entitled to a credit at the closing of such purchase against the purchase price in an amount equal to the amount owed under this note.

     If any payment due hereunder, or any portion thereof, is not paid when due, or if all unpaid principal and accrued interest due hereunder shall become due and payable by the legal holder's exercise of the foregoing right to accelerate upon default, then the same, and each of the same, shall thereafter bear interest from the date of such nonpayment or exercise, as appropriate, until payment in full at a rate per annum equal to the current rate per annum plus an additional four percent (4%).

     To the full extent permitted by law, Maker and all endorsers, sureties, guarantors and other persons who may become liable for the payment hereof severally waive demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, and any and all lack of diligence in the enforcement or collection hereof and hereby consent to any renewals, extensions, or other indulgences, and releases of any of them, all without notice to any of them.

     No delay or omission of the holder of this note to exercise any right or power hereunder shall impair such right or power or be a waiver of any default or an acquiescence therein. Any single or partial exercise of any such right or power shall not preclude any or further exercise of any other right. No waiver is valid unless in writing signed by the holder of this note and then only to the extent specifically set forth in such writing. All remedies hereunder or by law afforded are cumulative and are available to the holder of this note until this note and other liabilities of the undersigned hereunder have been paid in full. If this note is placed in the hands of an attorney for collection, by suit or otherwise, or to enforce its collection or to protect any security for its payment, Maker shall pay all costs and expenses thereof together with reasonable attorneys' fees.

     This note is binding upon Maker and its successors and inures to the benefit of the holder hereof and its successors, transferees and assigns. Maker agrees that any transferee of this note has the rights of a holder in due course stated in and in accordance with Article 3 of the Uniform Commercial Code in effect in the State of Missouri. This note is made and executed under and is governed by and shall be enforced under the internal laws of Missouri.

     IN WITNESS WHEREOF, Maker has caused this note to be executed and sealed by its officer by authority of its Members.

                                             HORIZON PERSONAL
                                             COMMUNICATIONS, INC.

                                             By
                                                --------------------------------

                                             Name
                                                  ------------------------------

                                             Title
                                                   -----------------------------

                                    Schedule


Date            Amount              Amount          Interest             Balance
                Advanced            Paid

1602192v1